Exhibit 10.8


              AMENDMENT NO. 2 TO THE SPECIAL STOCK OPTION AGREEMENT
             BETWEEN VON HOFFMANN CORPORATION AND ROBERT A. UHLENHOP
             -------------------------------------------------------


                     Von Hoffmann Holdings Inc. (formerly named Von Hoffmann Corporation, the "Company") and Robert A. Uhlenhop (the "Executive") hereby enter into and agree to this Amendment No. 2 to the Special Stock Option Agreement previously executed by the Company and Executive, dated as of May 22, 1997 (as amended on March 15, 2001, the "Special Stock Option Agreement"), pursuant to which the Executive was granted a nonqualified option to purchase 1,200,000 shares of Common Stock, par value $.01 per share, of the Company under the 1997 Stock Option Plan.

                     NOW, THEREFORE, in consideration of the mutual undertakings contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Section 2.b.(ii) of the Special Stock Option Agreement is hereby deleted in its entirety and replaced with the following:

                     "(ii) your employment with the Company and its subsidiaries shall have terminated during the Fiscal Year by reason of your death or your Permanent Disability (as such term is defined in the Employment Agreement, dated as of December 20, 2001, among the Company, Von Hoffmann Corporation (formerly named Von Hoffmann Press, Inc.) and you (the "Employment Agreement"))."

2. Except as provided in this Amendment No. 2, the rights and duties of the parties pursuant to the Special Stock Option Agreement shall remain in full force and effect.



                     [signatures appear on following page]

                     This Amendment No.2 to the Special Stock Option Agreement is effective this 31st day of January, 2002.


                                               VON HOFFMANN HOLDINGS INC.


                                               By: /s/ Peter Mitchell
                                                   ----------------------------



                                               ROBERT A. UHLENHOP


                                               /s/ Robert A. Uhlenhop
                                               --------------------------------














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